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                                                                    EXHIBIT 10.4

                           SALARY CONTINUATION PLAN

                            For The Consideration
                                      Of

                              BERNVILLE BANK, NA
                                 BERNVILLE, PA











                      Bank Compensation Strategies, Inc.

                             3600 West 80th Street
                                   Suite 200
                         Minneapolis, Minnesota 55431

                                (612) 893-6767
                              Fax (612) 893-6797
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                        Summary of Benefit Plan Design
                           Salary Continuation Plan
                              Bernville Bank, NA



Plan benefits:

  . Retirement income benefits are provided for selected key decision makers.

  . Family income protection is provided for participant's beneficiary.

  . Individual agreements specify:

      - Vesting
      - Incentives
      - Early retirement benefits
      - Disability benefits
      - Change of control provisions

The following chart summarizes the retirement benefits for each plan participant.


--------------------------------------------------------------------------------
                                          Retire-           Duration   Total
                                           ment     Annual     of     Benefits
Executive                         Age      Age     Benefit  Benefits   Paid
--------------------------------------------------------------------------------

Arlan Werst                       54        65      47,000  15 years   705,000
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                            Benefit Plan Liability
                           Salary Continuation Plan
                              Bernville Bank, NA




Accounting considerations:

  . The plan provides postretirement benefits for preretirement services.

  . Benefit accruals are required under GAAP (APB 12 / FAS 87).

  . Present value of benefit payments are recorded at earlier of retirement or at full eligibility (Vesting).

Based on the recommended benefits, the employer's benefit liability is shown below.


                        ------------------------------
                            Benefit Plan Liability
                        ------------------------------



           Assets                                       Liabilities
--------------------------------------------------------------------------------


                                                          Accrued
                                                     Benefit Liability


                                                      $ 22,846 year 1
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                             Benefit Plan Expense
                           Salary Continuation Plan
                              Bernville Bank, NA




              Assets                                  Liabilities
--------------------------------------------------------------------------------


                                                        Accrued
                                                   Benefit Liability

                                                    $ 22,846 year 1









Based upon the above benefit liability and a 34.00% tax bracket, the resulting benefit expense is shown below.


   -------------------------------------------------------------------------
               Plan                             Cumulative After-Tax
               Year                               Benefit Expense
   -------------------------------------------------------------------------

                 1                                     15,078
                 2                                     31,489
                 3                                     49,351
                 4                                     68,792
                 5                                     89,951

                10                                    227,333

                15                                    345,277

                20                                    424,581